UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2006

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

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Delaware	000-26309	98-0200741
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

4235 Commerce Street
Little River, South Carolina	29566
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Press Releases

On March 2, 2006, the Registrant issued a press release announcing the sale of an EcaFlo™ Model 080 to Petrol Oil and Gas, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

On March 7, 2006, the Registrant issued a press release announcing the sale of four (4) EcaFlo™ Model 160 LP devices to Unitherm Food Systems, Inc. of Bristow, Oklahoma. A copy of the press release is attached hereto as Exhibit 99.2.

On March 15, 2006, the Registrant issued a press release announcing the sale of two (2) EcaFlo™ Model 160 MLPs to a company specializing in the introduction of Electro-Chemical Activation solutions into food processing applications. A copy of the press release is attached hereto as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

EXHIBITS

99.1 Press Release dated March 2, 2006
99.2 Press Release dated March 7, 2006
99.3 Press Release dated March 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By:/s/ William Prince

William Prince, President

Date: March 15, 2006